UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
____________________________

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
Berkeley Lights, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person (s) Filing Proxy Statement, if other than the Registrant)

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March 31, 2021
To Stockholders of Berkeley Lights, Inc.:
Our 2021 Annual Meeting of Stockholders (“2021 Annual Meeting”) will be held on Friday, May 14, 2021 at 8:45 a.m. PDT. The 2021 Annual Meeting will be conducted exclusively online via a live webcast. You will be able to attend the meeting, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/BLI2021. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person. The attached notice and proxy statement describe the formal business to be transacted at the meeting.
Whether or not you attend the virtual 2021 Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via regular mail, online or by telephone. The 2021 Annual Meeting is being held so that stockholders may consider the election of Class I directors and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
Our board of directors determined that the matters to be considered at the 2021 Annual Meeting are in the best interests of us and our stockholders. For the reasons set forth in the Proxy Statement, the board of directors unanimously recommends a vote “FOR” each matter to be considered.
On behalf of the board of directors and the officers and employees of Berkeley Lights, Inc., I would like to take this opportunity to thank our stockholders for their continued support.
Sincerely,

Eric Hobbs, Ph.D.
Chief Executive Officer and Director

Berkeley Lights, Inc.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given that our 2021 Annual Meeting of Stockholders (“2021 Annual Meeting”) will be held virtually via live webcast on the Internet on Friday, May 14, 2021, 2021 at 8:45 a.m. PDT for the following purposes:
1.Election of Class I directors;
2.Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
3.To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
These proposals are more fully described in the Proxy Statement following this Notice.
Our board of directors recommends that you vote (i) FOR the election of the respective nominees for Class I directors named in the Proxy Statement to serve as directors of the Company and (ii) FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. You will be able to attend the meeting, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/BLI2021.
Our board of directors has fixed the close of business on March 23, 2021 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the 2021 Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the 2021 Annual Meeting.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the 2021 Annual Meeting, we urge you to submit your vote via regular mail, online or via telephone as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the proxy card. We encourage you to vote by internet or telephone. It is convenient, conserves paper and saves the Company postage and other costs. Returning the proxy does not deprive you of your right to attend the 2021 Annual Meeting and to vote your shares at the 2021 Annual Meeting. The Proxy Statement explains proxy voting and the matters to be voted on in more detail.
Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting to Be Held on May 14, 2021. Our proxy materials, including the Proxy Statement and Annual Report to Stockholders, are being made available on or about March 31, 2021 on our website at https://investors.berkeleylights.com in the Financial Information/SEC Filings section of our Investors web page, as well at the following website: www.proxyvote.com. We are providing access to our proxy materials over the Internet under the rules adopted by the U.S. Securities and Exchange Commission.
By order of the board of directors,
Eric Hobbs, Ph.D.
Chief Executive Officer and Director
March 31, 2021
Your vote is important. To vote your shares, please follow the instructions in the Notice of Internet Availability of Proxy Materials, which is being mailed to you on or about April 1, 2021.

BERKELEY LIGHTS, INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 14, 2021
JOBS ACT EXPLANATORY NOTE
We are an “emerging growth company” under applicable federal securities laws and are therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) December 31, 2025, (ii) the last day of the fiscal year in which our annual gross revenues are $1.07 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.
IMPORTANT INFORMATION REGARDING DELIVERY OF PROXY MATERIALS
The Securities and Exchange Commission has adopted rules regarding how companies must provide proxy materials to their stockholders. These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its stockholders:
•the full set delivery option; or
•the notice only option.
A company may use a single method for all of its stockholders or use full set delivery for some while adopting the notice only option for others. In connection with our 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), we have elected to use the notice only option.
Full Set Delivery Option
Under the full set delivery option, which we have elected NOT to use for the 2021 Annual Meeting, a company delivers all proxy materials to its stockholders by mail as it would have done prior to the change in the rules. In addition to delivery of proxy materials to stockholders, the company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website. Although we have elected to use the notice only option in connection with the 2021 Annual Meeting, we may choose to use the full set delivery option in the future.
Notice Only Option
Under the notice only option, a company must post all proxy materials on a publicly-accessible website. Instead of delivering proxy materials to its stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials.” The notice includes, among other things:
•information regarding the date and time of the 2021 Annual Meeting of stockholders as well as the items to be considered at the meeting;
•information regarding the website where the proxy materials are posted; and
•various means by which a stockholder can request paper or e-mail copies of the proxy materials.

By reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for cost savings as well as conservation of paper products. As stated above, in connection with our 2021 Annual Meeting, we have elected to use the notice only option. Accordingly, you will not receive all proxy materials by mail. These proxy materials include the Notice of 2021 Annual Meeting of Stockholders, proxy statement, proxy card and our Annual Report on Form 10-K, which are available at www.proxyvote.com. If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days and by first class mail.
ABOUT THE MEETING
Our 2021 Annual Meeting will be held on Friday, May 14, 2021, at 8:45 a.m. PDT. This year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the 2021 Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BLI2021. In order to vote or submit a question during the 2021 Annual Meeting, you will need to follow the instructions posted at www.proxyvote.com and will need the control number included on your Notice or proxy card. If you do not have a control number, you will be able to listen to the meeting only. You will not be able to vote or submit your questions during the meeting.
Why am I receiving these materials?
Our board of directors is providing these proxy materials to you in connection with the solicitation by our board of directors of proxies for use at our 2021 Annual Meeting, which will take place on May 14, 2021. Stockholders are invited to attend the 2021 Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.
All stockholders will have the ability to access the proxy materials via the Internet, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 12, 2021. The Notice includes information on how to access the proxy materials, how to submit your vote over the Internet, by phone or how to request a paper copy of the proxy materials. This Proxy Statement and the Annual Report are available at www.proxyvote.com.
What is the purpose of the 2021 Annual Meeting?
At our 2021 Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, consisting of 1) the election of Class I directors; 2) ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and 3) any other matters that properly come before the meeting.
Who is entitled to vote at the 2021 Annual Meeting?
Only holders of our common stock as of the close of business on March 23, 2021, the record date, are entitled to receive notice of and to vote at the 2021 Annual Meeting. In deciding all matters at the 2021 Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock owned as of the record date. We do not have cumulative voting rights for the election of directors. As of the record date, there were 66,278,213 shares of our common stock outstanding and entitled to vote. We do not have any outstanding shares of preferred stock. A list of stockholders entitled to vote at the meeting will be available for examination during the meeting to any stockholder for any purpose germane to the meeting.
If, at the close of business on March 23, 2021, your shares of common stock were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote online at the 2021 Annual Meeting or vote by proxy by completing, dating and signing the proxy card that was included with the proxy statement and promptly returning it in the preaddressed, postage paid envelope provided to you, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card.

If your shares of common stock are held in street name through a broker, bank or other nominee, you are considered the beneficial owner of those shares and you have the right to instruct your broker, bank or other nominee, who is considered the stockholder of record for the purposes of voting at the 2021 Annual Meeting, on how to vote the shares in your account. Your broker, bank or nominee will send you a voting instruction form for you to use to direct how your shares should be voted.
Brokers or other nominees who hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the election of directors or for any matter that the SEC determines to be a “significant matter” without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes.” If your broker holds your common stock in “street name,” your broker is not entitled to vote your shares on “non-routine” proposals (i.e., of the proposals to be considered at the 2021 Annual Meeting, the election of directors) without your instructions and will only vote your shares on such proposals if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker with this proxy statement. Broker “non-votes” are not included in the tabulation of voting results for “non-routine” proposals for purposes of determining whether such proposals have been approved.
What constitutes a quorum?
The presence at the meeting or representation by proxy of the holders of common stock representing a majority of the voting power of the issued and outstanding shares of stock on the record date will constitute a quorum, permitting the meeting to conduct its business. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum. If less than a majority of the combined voting power of the outstanding shares of common stock is represented at the 2021 Annual Meeting, a majority of the shares so represented may adjourn the 2021 Annual Meeting from time to time without further notice.
What vote is required to approve each item?
Election of Class I Directors. For purposes of electing directors at the 2021 Annual Meeting, directors shall be elected by a plurality of the votes cast (meaning that the two director nominees who receive the highest number of shares voted “for” their election are elected). With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees for the Board. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the nominees.
Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the majority in voting power of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal) is required for the ratification of the appointment of KPMG LLP and approval of any other matter that may be submitted to a vote of our stockholders. You may vote “for,” “against” or “abstain” from voting on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
The inspector of election for the 2021 Annual Meeting shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies and shall count and tabulate ballots and votes and determine the results thereof.
What are the Board of Directors’ recommendations?
As more fully discussed under the section titled “Matters to Come Before the 2021 Annual Meeting,” our board of directors recommends a vote FOR the election of the respective nominees for the Class I directors named in this proxy statement and FOR the ratification of the appointment of KPMG LLP.
Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below)

will be voted (1) FOR the election of the respective nominees for director named in this proxy statement; (2) FOR the ratification of the appointment of KPMG LLP; and (3) in accordance with the recommendation of our board of directors, FOR or AGAINST all other matters as may properly come before the 2021 Annual Meeting. In the event a stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.
How do I vote?
You may vote by following the instructions set forth in the Notice or on your proxy card or, if you are a street name holder (that is, if you hold your shares through a bank, broker or other holder of record), you must vote in accordance with the voting instruction form provided by your bank, broker or other holder of record. You may access the Notice, proxy materials and our annual report to stockholders at www.proxyvote.com. If you are a street name holder, the availability of telephone or internet voting will depend upon your bank’s, broker’s or other holder of record’s voting process.
Can I change my vote after I return my proxy card?
Yes. The giving of a proxy does not eliminate the right to vote at the 2021 Annual Meeting should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise of that proxy, by voting at the 2021 Annual Meeting, by filing a written revocation or duly executed proxy bearing a later date with our Secretary at our headquarters.
How do I attend the virtual 2021 Annual Meeting?
The 2021 Annual Meeting will be held entirely online due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our partners, employees and stockholders. Stockholders as of March 23, 2021 will be able to attend and participate in the Annual Meeting online by accessing www.virtualshareholdermeeting.com/BLI2021. To join the 2021 Annual Meeting, you will need to have your control number which is included on your Notice and your proxy card.
Even if you plan to attend the 2021 Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the 2021 Annual Meeting.
Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the 2021 Annual Meeting will begin promptly at 8:45 a.m., PDT. Online access to the audio webcast will open approximately 15 minutes prior to the start of the 2021 Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.
Log in Instructions. To attend the online 2021 Annual Meeting, log in at www.virtualshareholdermeeting.com/BLI2021. Stockholders will need their unique control number which appears on the Notice (printed in the box and marked by the arrow) and the instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible and no later than May 13, 2021, so that you can be provided with a control number and gain access to the meeting. If you do not have a control number at the time of the meeting, you will be able to enter the meeting as a quest but not vote or ask questions.
Submitting Questions at the Virtual Annual Meeting. Stockholders may submit questions in writing during the 2021 Annual Meeting on www.virtualshareholdermeeting.com/BLI2021. Stockholders will need their unique control number which appears on their Notice, the proxy card (printed in the box and marked by the arrow) and the instructions that accompanied the proxy materials.
As part of the Annual Meeting, we will hold a short live question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting’s Rules of Conduct that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. In order to promote fairness, efficient use of the Company’s resources and in order to ensure all stockholders are responded to, we will respond to up to two (2) questions from a single stockholder.

The Annual Meeting’s Rules of Conduct will be posted on the Investor section of the Company's website approximately two weeks prior to the day of the 2021 Annual Meeting.
Technical Assistance. Beginning 10 minutes prior to the start of and during the virtual 2021 Annual Meeting, we will have support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
Who pays for costs relating to the proxy materials and annual meeting of stockholders?
The costs of preparing, assembling and mailing the proxy materials, along with the cost of posting the proxy materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing. The costs of holding the 2021 Annual Meeting will also be borne by us.
What does it mean if I received more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Berkeley Lights, Inc. or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our annual report to stockholders and this proxy statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
Berkeley Lights, Inc.
Attn: General Counsel & Secretary
5858 Horton Street, Suite 320
Emeryville, CA 94608
(510) 858-2855

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
How can I find out the results of the voting at the 2021 Annual Meeting?
Preliminary voting results will be announced at the 2021 Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the 2021 Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Independence
Our common stock is listed on the Nasdaq Global Select Market (“Nasdaq”). Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of an offering. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.
To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
Our board of directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of our directors, other than Drs. Hobbs and Rothman, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the applicable rules and regulations of the listing requirements and rules of the Nasdaq Global Select Market. Dr. Hobbs is not considered independent because he is an employee of Berkeley Lights. Dr. Rothman is not considered independent because he received compensation in excess of $120,000 during each of the preceding three years pursuant to our strategic/scientific advisor consulting agreement with him.
In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.” There are no family relationships among any of our executive officers or directors.

Section 301.3 of the California Corporations Code
Because our principal executive office is located in California, we must comply with Section 301.3 of the California Corporations Code which provides that a publicly held corporation, as defined in Section 301.3, that has its principal executive offices in California must have at least one female director by the close of 2020, and may be required to have as many as three female directors by the close of 2021, depending on the authorized number of directors. Failure to comply with Section 301.3 can lead to the imposition of fines. As of December 31, 2020, our board of directors included two female directors, and therefore we were in compliance with Section 301.3 for 2020.
Board of Directors Leadership Structure
Our board of directors is currently chaired by Michael Marks. As a general policy, our board of directors believes that separation of the positions of chairman of our board of directors and Chief Executive Officer reinforces the independence of our board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our board of directors as a whole. As such, Eric Hobbs serves as our Chief Executive Officer while Michael Marks serves as the chairman of our board of directors but is not an officer. We currently expect and intend the positions of chairman of our board of directors and Chief Executive Officer to continue to be held by separate individuals in the future.
Role of Board of Directors in Risk Oversight
Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including litigation risks and operational risks. The compensation committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The nominating and corporate governance committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its administration of its risk oversight function has not negatively affected the board of directors’ leadership structure.
Board of Directors and Committee Meetings
During 2020, our board of directors held seven meetings (including regularly scheduled and special meetings) and acted by written consent on four occasions, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served. It is the policy of our board of directors to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.
Board of Directors Committees
Our board of directors has three standing committees: the audit committee; the compensation committee; and the nominating and corporate governance committee. Each committee is governed by a written charter approved by our board of directors and which satisfies the applicable rules of the SEC and the listing standards of Nasdaq and is available on our website at https://investors.berkeleylights.com/ in the “Corporate Governance” section of our Investors webpage. We intend to post any amendments to the charters for each committee on the same website. We believe that the composition of these committees meets the applicable criteria for independence under, and the functioning of these committees complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002, the Nasdaq rules and SEC rules and regulations. We intend to continue to comply with Nasdaq requirements with respect to committee composition of independent directors. Each committee has the composition and responsibilities described below.
Audit Committee
Our audit committee consists of Ms. Nelson, Ms. Boyce and Mr. Marks. The chair of our audit committee is Ms. Nelson, whom our board of directors has determined is an “audit committee financial expert” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the listing standards of the Nasdaq Global Select Market. Our board of directors has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements, and that each member of our Audit Committee satisfy the independence standards for audit committee membership established by applicable rules of the SEC and the listing standards of the Nasdaq Global Select Market. In arriving at these determinations, the board of directors has examined each audit committee member’s scope of experience and the nature of their experience in the corporate finance sector. During 2020, our audit committee held seven meetings.

The responsibilities of our audit committee include:
•appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;
•overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•discussing our risk management policies;
•reviewing and approving or ratifying any related person transactions; and
•preparing the audit committee report required by SEC rules.
Compensation Committee
Our compensation committee consists of Mr. Lucier, Mr. Moritz and Ms. Nelson. The chair of our compensation committee is Mr. Lucier. Each of Mr. Lucier, Mr. Moritz and Ms. Nelson is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act and meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. During 2020, our compensation committee held six meetings and acted by written consent once. The Compensation Committee has retained Radford, a part of Aon plc's Rewards Solution Practice (“Aon”) as its independent compensation consultant to help the Compensation Committee establish and implement its compensation philosophy, to evaluate compensation proposals recommended by management, and to provide advice and recommendations on competitive market practices and specific compensation decisions for executive officers. The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although the CEO and the People Success department present compensation and benefit proposals to the Compensation Committee. Aon works directly with the Compensation Committee (and not on behalf of management) to assist the Compensation Committee in satisfying its responsibilities and will undertake no projects for management except at the request of the Compensation Committee chair and in the capacity of the Compensation Committee’s agent. Aon performs no other consulting or other services for Berkeley Lights' management. For additional description of the Compensation Committee’s processes and procedures for consideration and determination of executive officer compensation, see "Executive Compensation".
The responsibilities of our compensation committee include:

•reviewing and approving, or recommending that our board of directors approve, the compensation of our chief executive officer and our other executive officers;
•reviewing and recommending to our board of directors the compensation of our directors;
• selecting independent compensation consultants and advisors and assessing whether there are any conflicts of interest with any of the committees compensation advisors; and
•reviewing and approving, or recommending that our board of directors approve, incentive compensation and equity plans.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Dr. Khandros, Mr. Lucier and Mr. Moritz. The chair of our nominating and corporate governance committee is Mr. Lucier. Each member of our nominating and corporate governance committee is independent within the meaning of the applicable listing standards, is a non-employee director, and is free from any relationship that would interfere with the exercise of his or her independent judgment. During 2020, our nominating and corporate governance committee held two meetings.
The responsibilities of our nominating and corporate governance committee include:

•identifying individuals qualified to become board members;
•recommending to our board the persons to be nominated for election as directors and to be appointed to each of the board’s committees;
•reviewing and making recommendations to the board with respect to management succession planning;
•developing and recommending to the board corporate governance principles; and
•overseeing a periodic evaluation of the board.
It is the policy of the nominating and corporate governance committee of our board of directors to consider recommendations for candidates to our board of directors from stockholders. The nominating and corporate governance committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the nominating and corporate governance committee from other sources. The nominating and corporate governance committee may propose to our board of directors a candidate recommended or offered for nomination by a stockholder as a nominee for election to our board of directors. In the future, the nominating and corporate governance committee may pay fees to third parties to assist in identifying or evaluating director candidates.
The nominating and corporate governance committee seeks to identify as candidates for director persons with a reputation for and record of integrity and good business judgment. The nominating and corporate governance committee considers the nature of the expertise and experience required for the performance of the duties of a director of the Company, and such matters as the candidate’s relevant business and industry experience, professional background, age, current employment, community service and other board service.
In addition, the nominating and corporate governance committee shall take into account all factors it considers appropriate in recommending candidates for election to the board of directors, which may include:
•The current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors.
•Such factors as character, integrity, judgment, diversity of background and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like. The nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

•Factors required to meet any applicable rules, regulations or laws regarding the composition of public company directors, including California Senate Bills Nos. 979 and 826, and proposed rules such as Nasdaq Proposed Rule 5605(f).
•Other factors that the nominating and corporate governance committee deems appropriate.
The nominating and corporate governance committee requires the following minimum qualifications to be satisfied by any nominee for a position on our board of directors:
•The highest personal and professional ethics and integrity.
•Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•Skills that are complementary to those of the existing board of directors.
•The ability to assist and support management and make significant contributions to the Company’s success.
•An understanding of the fiduciary responsibilities that is required of a member of our board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.
•If the nominating and corporate governance committee determines that an additional or replacement director is required, the nominating and corporate governance committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the nominating and corporate governance committee, our board of directors or management.
While the Company does not have a formal policy on diversity for members of the board of directors, the nominating and corporate governance committee values the need for diversity of director skills and viewpoints when considering new candidates.
Stockholder Recommendations for Nominations to the Board of Directors
A stockholder that wants to recommend a candidate for election to the board of directors should direct the recommendation in writing by letter to Berkeley Lights, Inc., attention of the Secretary, at 5858 Horton Street, Suite 320, Emeryville, California 94608. The recommendation should include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and Berkeley Lights, Inc. and evidence of the recommending stockholder’s ownership of our stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, as well as personal references.
A stockholder that instead desires to nominate a person directly for election to the board of directors at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in Section 2.03 of our amended and restated bylaws and the rules and regulations of the SEC. Section 2.4 of our amended and restated bylaws requires that a stockholder who seeks to nominate a candidate for director must provide a written notice to the Secretary of the Company not later than the close of business on the ninetieth (90th) day and not earlier than the close of business on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting and the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. That notice must state the information required by Section 2.4 of our amended and restated bylaws, and otherwise must comply with applicable federal and state law. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. The Secretary of the Company will provide a copy of the bylaws upon request in writing from a stockholder. “Public announcement” shall mean disclosure (a) in a press release released by us, provided that such press release is released by us following our customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on internet news sites, or (b) in a document publicly filed by us with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
Stockholders also have the right under our bylaws to propose director candidates for consideration by the committee or our board of directors and also directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth in the section of this proxy statement titled “Stockholder Proposals For 2022 Annual Meeting.”
Compensation Committee Interlocks and Insider Participation
During 2020, Mr. Lucier, Mr. Moritz and Ms. Nelson served on our compensation committee. None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our board of directors has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our website at https://investors.berkeleylights.com/ in the “Corporate Governance” section of our Investors webpage. We intend to post any amendments to our Corporate Governance Guidelines or Code of Business Conduct and Ethics, and any waivers of our Code of Business Conduct and Ethics for directors and executive officers, on the same website.
Communications with the Board of Directors
Our board of directors believes that management speaks for Berkeley Lights, Inc. Individual board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that board members would do this with knowledge of management and, in most instances, only at the request of management.
In cases where stockholders and other interested parties wish to communicate directly with our non-management directors, messages can be sent to our Secretary, at 5858 Horton Street, Suite 320, Emeryville, California 94608. Our Secretary monitors these communications and will provide a summary of all received messages to the board of directors at each regularly scheduled meeting of the board of directors. Our board of directors generally meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate.
Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.
This procedure for stockholder and other interested party communications with the non-management directors is administered by the Company’s nominating and corporate governance committee. This procedure does not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders,

(b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act or (c) communications to the audit committee pursuant to the Complaint Procedures for Accounting and Auditing Matters.
Derivatives Trading, Hedging, and Pledging Policies
Our Insider Trading Compliance Policy provides that no employee, officer, or director may acquire, sell, or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option, or a short sale, or engage in hedging transactions (including “zero cost collars”). In addition, our Insider Trading Compliance Policy provides that no employee, officer, or director may pledge Company securities as collateral to secure loans. This prohibition means, among other things, that these individuals may not hold Company securities in a “margin” account, which would allow the individual to borrow against their holdings to buy securities.

DIRECTOR COMPENSATION
Non-Employee Director Compensation Program
Prior to our initial public offering, which was completed in July 2020, we did not have a formal director compensation policy and did not pay our non-employee directors compensation for their services as a director, other than reimbursing them for reasonable, out-of-pocket travel expenses incurred while attending meetings of our board of directors or occasionally granting an equity award to certain of our non-employee directors upon their initial appointment to our board of directors. Following the completion of our initial public offering in July 2020, we adopted a non-employee director compensation program (the “Program”), which was subsequently amended in February 2021, pursuant to which each of our non-employee directors will receive cash compensation as follows, in addition to the reimbursement for travel and other necessary business expenses incurred in the performance of their services to us:
•Each non-employee director will receive an annual cash retainer in the amount of $40,000 per year.
•Any non-executive chairperson will receive an additional annual cash retainer in the amount of $30,000 per year (which was increased to $40,000 per year in February 2021).
•The chairperson of the audit committee will receive additional annual cash compensation in the amount of $20,000 per year for such chairperson’s service on the audit committee. Each non-chairperson member of the audit committee will receive additional annual cash compensation in the amount of $10,000 per year for such member’s service on the audit committee.
•The chairperson of the compensation committee will receive additional annual cash compensation in the amount of $12,000 per year (which was increased to $15,000 per year in February 2021) for such chairperson’s service on the compensation committee. Each non-chairperson member of the compensation committee will receive additional annual cash compensation in the amount of $6,000 per year (which was increased to $7,000 per year in February 2021) for such member’s service on the compensation committee.
•The chairperson of the nominating and corporate governance committee will receive additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the nominating and corporate governance committee. Each non-chairperson member of the nominating and corporate governance committee will receive additional annual cash compensation in the amount of $5,000 per year for such member’s service on the nominating and corporate governance committee.
Under the Program, each non-employee director will automatically be granted (i) an option to purchase 80,000 shares of our common stock (which was decreased to 4,900 shares of our common stock in February 2021) upon the director’s initial appointment or election to our board of directors, and (ii) effective in February 2021, an award of 4,900 restricted stock units, referred to, collectively, as the Initial Grant, and, for any non-employee director who has been serving on our board of directors, (iii) an option to purchase 40,000 shares of our common stock (which was decreased to 4,900 shares of our common stock in February 2021), and (iv) effective in February 2021, an award of 1,400 restricted stock units, automatically on the date of each annual stockholder’s meeting thereafter, referred to, collectively, as the Annual Grant. Non-employee directors elected for the first time to the board of directors at an annual stockholder's meeting will only receive the annual award as defined above. The Initial Grant will vest, with respect to the option award, as to 1/36th of the underlying shares on a monthly basis over three years, and with respect to the restricted stock units as to one third (1/3) of the restricted stock units on the first anniversary of the grant date and vest thereafter in equal quarterly installments for the following two years, subject to continued service through each applicable vesting date. The Annual Grant will vest on the earlier of the first anniversary of the date of grant or the date of the next annual stockholder’s meeting to the extent unvested as of such date, subject to continued service through each applicable vesting date. The exercise price per share of director options is equal to the fair market value of a share of our common stock on the grant date, and all annual and initial awards will vest in full upon the consummation of a Change in Control (as defined in the 2020 Plan).
Director Compensation Table
The following table provides information regarding compensation earned during the fiscal year ended December 31, 2020 by each non-employee director for his or her service on the board of directors and any committee(s). Our employee directors receive no additional compensation for serving on our board of directors. The compensation paid to Eric D. Hobbs, Ph.D. for serving as our Chief Executive Officer is set forth in the Summary Compensation Table in the Executive Compensation section below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Option Awards ($)(2)	All other compensation ($) (3)	Total ($)
James Rothman, Ph.D.	20,000	782,111	156,250	958,361
Sarah Boyce	25,000	—	—	25,000
Elizabeth Nelson	33,000	—	—	33,000
Igor Khandros, Ph.D.	22,500	—	—	22,500
Michael Marks	45,000	—	—	45,000
Michael Moritz	25,500	—	—	25,500
Gregory Lucier (4)	31,000	1,283,482	—	1,314,482
John Gunn (5)	—	—	—	—
Ming Wu, Ph.D. (6)	—	—	—	—
Makoto Shintani (7)	—	—	—	—
________________
(1)The fees paid to non-employee directors are describes below under the heading "Non-Employee Director Compensation Policy."
(2)Amounts shown represents the grant date fair value of options granted during the fiscal year 2020 as calculated in accordance with ASC Topic 718. These amounts do not correspond to the actual value that maybe recognized by the director upon exercise of the applicable awards or sale of the underlying shares of stock. We did not grant stock options to any other non-employee director in the fiscal year 2020. As of December 31, 2020, the aggregate number of equity awards held by each of our non-employee directors was as follows: Dr. Rothman held options to purchase 157,500 shares of our common stock and 375,000 shares of our common stock acquired upon the exercise of his option awards, Ms. Boyce held options to purchase 100,000 shares of our common stock, Ms. Nelson held options to purchase 107,500 shares of our common stock and 50,000 shares of our common stock acquired upon the early exercise of her option award, Mr. Lucier held options to purchase 125,000 shares of our common stock, and Mr. Gunn held options to purchase 50,000 shares of our common stock. None of our other non-employee directors held any equity awards as of December 31, 2020.
(3)Represents the amount that Dr. Rothman received as compensation associated with his participation on our Strategic Scientific Advisory Board during 2020.
(4)Mr. Lucier joined our board of directors in June 2020.
(5)Mr. Gunn resigned from our board of directors in June 2020.
(6)Dr. Wu resigned from our board of directors in July 2020.
(7)Mr. Shintani resigned from our board of directors in July 2020.

MATTERS TO COME BEFORE THE 2021 ANNUAL MEETING
PROPOSAL ONE:
Election of Directors
Board of Directors Composition
Our board of directors currently consists of eight members, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and amended and restated bylaws. Directors in Class I stand for election at the 2021 Annual Meeting. The terms of office of directors in Class II and Class III expire at our Annual Meetings of Stockholders to be held in 2022 and 2023, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the Class I nominees named below and currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at our 2024 Annual Meeting of Stockholders, or until such director’s successor is duly elected and qualified, or until his earlier death, resignation, disqualification or removal.

Name	Age	Position
Gregory Lucier (1)	56	Director
Elizabeth Nelson (2)	60	Director
________________
(1)Chairperson and member of our compensation committee, and chairperson and member of our nominating and corporate governance committee.
(2)Chairperson of our audit committee and member of our compensation committee.
Director Nominees
Gregory Lucier has served as a member of our board of directors since June 2020. Mr. Lucier has served as the Chief Executive Officer of Corza Health, Inc., a privately-held company focused on acquiring companies and assets as part of a strategy to build a market-leading healthcare business, since April 2019. Prior to that, he served as Chief Executive Officer of NuVasive, Inc., a publicly-traded medical device company, from June 2015 to December 2018. Before joining NuVasive, Mr. Lucier was Chairman and Chief Executive Officer of Life Technologies Corporation (formerly Invitrogen Corporation), a publicly-traded global biotechnology company, from May 2003 until it was acquired by Thermo Fisher Scientific Inc. in February 2014. Prior to that, Mr. Lucier was a corporate officer at General Electric Company, where he served in a variety of leadership roles. Mr. Lucier is Chairman of the boards of directors of Nuvasive, Inc., a publicly traded medical device company, and has served as a director of Catalent, Inc., a publicly-traded pharmaceutical company, since April 2015, and previously served on the boards of directors of Life Technologies Corporation from May 2003 to February 2014, of CareFusion Corporation, a publicly-traded medical device company, from August 2009 until its sale to Becton Dickinson in March 2015, and of Invuity, Inc. from October 2014 until its sale to Stryker in October 2018. On March 25, 2021, NuVasive announced that Mr. Lucier would be retiring from its Board of Directors effective May 18, 2021. Mr. Lucier received his B.S. in Industrial Engineering from Pennsylvania State University and his M.B.A. from Harvard Business School. We believe Mr. Lucier is qualified to serve on our board of directors due to his experience as an executive and director at medical device and life sciences companies.
Elizabeth Nelson has served as a member of our board of directors since September 2019. Since 2006, Ms. Nelson has served as principal of equusventures, an investment fund that she founded. From 1996 until 2005, Ms. Nelson served as the Executive Vice President and Chief Financial Officer of Macromedia, Inc., software development company, where she also served as a director from January 2005 to December 2005. Ms. Nelson currently serves on the board of directors of Nokia Corporation, a Finnish publicly-traded telecommunications company, since July 2012, Upwork Inc., a publicly-traded technology company, since April 2015, Virgin Group Acquisition Corp. II, a publicly traded investment company, since March 2021, and several private companies, including DAI Global, Noodle.ai and Smule. Previously, Ms. Nelson served on the board of directors of Zendesk, Inc., a publicly-traded software company, from July 2012 to May 2019, and Pandora Media, Inc., a music and software company, from

July 2013 to June 2017. Ms. Nelson received her B.S. in Foreign Service from Georgetown University and her M.B.A. in Finance from the Wharton School at the University of Pennsylvania. We believe that Ms. Nelson is qualified to serve on our board of directors due to her financial, accounting and operational experience from prior experience as an executive and director for various private and public technology companies.
Continuing Directors

Name	Age	Class	Term Expiration	Position
Sarah Boyce (1)	49	II	2022	Director
Eric Hobbs	44	III	2023	Director and Chief Executive Officer
Igor Khandros (3)	66	II	2022	Director
Michael Marks (1)	70	III	2023	Director
Michael Moritz (2)(3)	66	II	2022	Director
James Rothman	70	III	2023	Director
________________
(1) Member of our audit committee
(2) Member of our compensation committee
(3) Member of our nominating and corporate governance committee
Sarah Boyce has served as a member of our board of directors since August 2019. Ms. Boyce has served as President and Chief Executive Officer of Avidity Biosciences LLC, a publicly-traded biotechnology company, since October 2019. Previously, Ms. Boyce served as the President and served on the board of directors of Akcea Therapeutics, Inc., a publicly-traded biopharmaceutical company, from April 2018 to September 2019. Before that, Ms. Boyce was the Chief Business Officer of Ionis Pharmaceuticals, Inc., a publicly-traded biotechnology company, from January 2015 to April 2018. Prior to joining Ionis, Ms. Boyce was Vice President, Head of International Business Strategy and Operations at Forest Laboratories, Inc., a publicly-traded pharmaceutical company that was acquired by Actavis Pharma, Inc. from 2012 to 2014. She was Vice President, Global Head Nephrology Therapeutics Area of Alexion Pharmaceuticals Inc., a publicly-traded pharmaceutical company, from 2010 to 2011. She held various positions at Novartis Group AG, a publicly-traded Swiss healthcare company, including Vice President, Global Program Head, Pediatric and Specialty from 2000 to 2010. Ms. Boyce currently serves on the board of directors of Avidity Biosciences LLC, a privately-held biotechnology company and Ligand Pharmaceuticals Incorporated, a publicly-traded biopharmaceutical company. Ms. Boyce received her B.S. in Microbiology from the University of Manchester, England. We believe Ms. Boyce is qualified to serve on our board of directors due to her extensive experience as an executive and director of public and private companies in the biotechnology industry.
Eric D. Hobbs, Ph.D. has served as a member of our board of directors and as our Chief Executive Officer since March 2017. Previously, Dr. Hobbs served as our Senior Vice President, Operations and Consumables, from March 2016 to March 2017, as our Vice President, Operations and Consumables, from February 2015 to March 2016, and as Senior Director, Research and Development, from May 2013 until February 2015. Prior to Berkeley Lights, Dr. Hobbs held roles of increasing responsibility at FormFactor, Inc., a publicly-traded semiconductor technology company, serving most recently as Senior Director of Product Management. Dr. Hobbs received his B.A. in Liberal Arts, with minors in Mathematics and Physics from Saint Mary’s College of California, his B.S. in Mechanical Engineering from the University of Southern California, and his M.S. and Ph.D. in Mechanical Engineering, Microelectromechanical Systems, from the University of California, Berkeley. We believe Dr. Hobbs is qualified to serve on our board of directors due to his experience as our Chief Executive Officer and his educational background.
Igor Khandros, Ph.D. has served as a member of our board of directors since 2011. Dr. Khandros has served as Chief Executive Officer of Nutcracker Therapeutics, Inc., a privately-held biotechnology company, since October 2017. Dr. Khandros is one of our Co-Founders and, from 2011 to March 2017, served as our Chief Executive Officer. Previously, Dr. Khandros founded and served on the boards of directors of two publicly-traded companies,

FormFactor, Inc. and Tessera Technologies, Inc., a technology licensing company. Dr. Khandros received an M.S.-equivalent degree in Metallurgical Engineering from Kiev Polytechnic Institute in Kiev, Ukraine, and a Ph.D. in Metallurgy from Stevens Institute of Technology. We believe Dr. Khandros is qualified to serve on our board of directors due to his educational background, his experience as a founder and former executive of our Company and his extensive experience as a founder, executive and board member at other public and private technology companies.
Michael Marks has served as a member of our board of directors since April 2014. Mr. Marks has served as Founding Managing Partner of WRVI Capital, a technology venture capital fund, since 2014, as Founding Managing Partner of WRV Capital, a technology venture capital fund, since 2014 and as Chief Executive Officer, Chairman and Founder of Katerra, Inc., or Katerra, a technology company, from March 2015 to May 2020. Previously, Mr. Marks served as a founding partner of Paxion Capital, a private partnership, from March 2015 until March 2020, was a Founding Partner of Riverwood Capital, a private equity firm, from March 2007 until May 2019 and a Partner and Senior Advisor at Kohlberg Kravis Roberts & Co., a private equity firm, from 2006 to 2007. Prior to these roles, Mr. Marks served as Chief Executive Officer of Flextronics from 1994 until 2006 and as member of its board of directors from 1994 to 2007. Mr. Marks currently serves on the board of directors of several companies, including Bossa Nova, a privately-held robotics company, The Melt, a restaurant chain, Finicast, a financial planning and analysis software solution company, and Smart Frog/Canary, a smart home security company. Mr. Marks previously served on the board of directors of publicly-traded companies, Schlumberger Limited, an oilfield services company, from January 2015 to July 2019, GoPro, Inc., a technology company from February 2011 to April 2017 and SanDisk Corporation, a manufacturer of flash memory products from 2003 to September 2016. Mr. Marks received his B.A. and M.A. in Psychology from Oberlin College and his M.B.A. from Harvard Business School. We believe Mr. Marks is qualified to serve on our board of directors due to his extensive experience as chief executive officer and member of the boards of directors of numerous companies, his expertise in financial and accounting matters and his investment experience.
Michael Moritz has served as a member of our board of directors since April 2015. Mr. Moritz has been a Managing Partner of Sequoia Capital, a venture capital fund, since 1986. Mr. Moritz currently serves on the board of directors of numerous private companies, including Stripe, Inc., a financial technology company, Instacart, a grocery delivery technology company, Charlotte Tilbury, a cosmetics company, GameFly, a technology company, Klarna, a financial technology company, and Group Nine Media, a digital media company. Previously, Mr. Moritz served on the board of directors of LinkedIn Corporation, a publicly-traded professional networking company, from 2011 to June 2016 and Green Dot Corporation, a publicly-traded financial technology company, from 2003 to May 2016. Mr. Moritz received his M.A. in History from Christ Church, Oxford. We believe Mr. Moritz is qualified to serve on our board of directors due to his background in and over 25 years’ experience with the venture capital industry, providing guidance and counsel to a range of internet and technology companies, and service on the boards of directors of various private and public companies.
James Rothman, Ph.D. has served as a member of our board of directors since May 2016. Dr. Rothman has been a faculty member at Yale University since 2008, where he serves as the Sterling Professor of Cell Biology, Chairman of the Yale School of Medicine’s Department of Cell Biology and is the Director and founder of the Nanobiology Institute. Dr. Rothman served as Chief Scientist of GE Healthcare from 2002-2006 and as advisor to GE Research until 2013. Previously, Dr. Rothman founded and chaired the Department of Cellular Biochemistry and Biophysics at Memorial Sloan-Kettering Cancer Center from 1991 until 2004, where he held the Paul A. Marks Chair and served as Vice-Chairman. Previously, Dr. Rothman was the Wu Professor of Chemical Biology in the Department of Physiology and Cellular Biophysics at Columbia University and Director of Columbia University’s Sulzberger Genome Center, from 2004 to 2008. Dr. Rothman was awarded the 2013 Nobel Prize in Physiology or Medicine, for his work related to cell biology. Dr. Rothman currently serves on the boards of directors for various private biotechnology companies. He chairs the healthcare advisory board of Arsenal Capital Partners, a private equity fund, and previously served as an advisor to R&D leadership at GSK and Johnson & Johnson, among other large pharma companies. Dr. Rothman received his B.A. in Physics from Yale College and his Ph.D. in Biochemistry from Harvard University. We believe that Dr. Rothman is qualified to serve on our board of directors due to his educational background and extensive experience in biochemistry and cell biology, as well as his experience as an executive of healthcare and biotechnology companies.

Vote Required
The election of Class I directors requires a plurality of the votes cast to be approved. "Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the nominees.
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE
PROPOSAL TWO:
Ratification of Independent Registered Public Accounting Firm
Our audit committee has appointed KPMG LLP, as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2021. KPMG LLP has served as our independent registered public accounting firm since 2015.
Stockholder ratification of the appointment of KPMG LLP is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of KPMG LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal), such appointment will be reconsidered by our audit committee and the audit committee may reconsider whether it should appoint another independent registered public accounting firm. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2021 if our audit committee believes that such a change would be in the best interests of the Company and its stockholders.
We expect that representatives of KPMG LLP will attend the 2021 Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to us by KPMG LLP for our fiscal years ended December 31, 2019 and 2020.

	2019	2020
Audit Fees (1)	$355,000	$1,870,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	71,248	57,945
All Other Fees (4)	—	1,780
Total	$426,248	$1,929,725
________________
(1)Audit Fees include billed and unbilled fees for the audit of our consolidated financial statements included in our annual report on Form 10-K and registration statement on Form S-1, the review of the unaudited interim financial statements included in our quarterly report on Form 10-Q, other professional services related to our initial public offering and various accounting consultations.
(2)Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees. There were no Audit-Related Fees incurred in 2019 or 2020.
(3)Tax Fees include fees in connection with tax consulting and compliance services.
(4)All Other Fees relate to other products and professional services provided by KPMG LLP and include an annual subscription to an online technical accounting research tool incurred in 2020.

Auditor Independence
In 2020, there were no other professional services provided by KPMG LLP that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG LLP.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to KPMG LLP for our fiscal years ended December 31, 2020 and 2019 were pre-approved by our audit committee.
Vote Required
The ratification of the appointment of KPMG LLP requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE FOR THE RATIFICATION OF KPMG LLP
AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM UNDER PROPOSAL TWO
AUDIT COMMITTEE REPORT
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”) designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the audit committee of our board of directors submits the report below. The material in this report is not “soliciting material,” is not be deemed “filed” with the SEC, and is not to be incorporated by reference into any filing made by Berkeley Lights, Inc. (the “Company”) under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that the Company specifically incorporates it by reference in such filing.
Audit Committee Report to Stockholders
The audit committee of the board of directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The audit committee is composed of three directors, each of whom is independent as defined under the rules of the Nasdaq Global Select Market. Our board of directors has determined that each member of the audit committee is independent and that Ms. Nelson qualifies as an “audit committee financial expert” under the SEC rules. The audit committee operates under a written charter approved by the board of directors and held seven meetings in fiscal year 2020. A copy of the charter is available on the Company’s website at https://investors.berkeleylights.com/ in the “Corporate Governance” section of the Investors webpage.
Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. KPMG LLP is responsible for performing an independent audit of the Company’s financial statements in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards and to issue reports thereon. The audit committee’s responsibility is to monitor and oversee these processes. The audit committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.
In connection with these responsibilities, the audit committee met with management and KPMG LLP to review and discuss the December 31, 2020 audited financial statements. The audit committee also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee received the written disclosures from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP its independence from the Company and its management.
Based on the audit committee’s discussions with management and KPMG LLP, and the audit committee’s review of the representations of management and KPMG LLP, the audit committee recommended that the board of directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year 2020 filed with the SEC.
The audit committee also has appointed, subject to stockholder ratification, KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2021.
Respectfully submitted,
THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF BERKELEY LIGHTS, INC.
Elizabeth Nelson, Chairperson
Sarah Boyce
Michael Marks

EXECUTIVE OFFICERS
The following table sets forth certain information about our executive officers and their respective ages as of March 12, 2021. Officers are elected by the board of directors to hold office until their successors are elected and qualified.

Name	Age	Position
Eric D. Hobbs, Ph.D.	44	Chief Executive Officer and Director
Shaun M. Holt (1)	43	Chief Financial Officer
Keith J. Breinlinger, Ph.D.	46	Chief Technology Officer
Stuart L. Merkadeau	59	General Counsel
Matthew W. Rosinack	48	Senior Vice President, Chief Accounting Officer
________________
(1) Mr. Holt advised the Company on February 2, 2021 of his intent to resign as Chief Financial Officer upon the Company’s filing of its Annual Report on Form 10-K for its fiscal 2020. Kurt Wood was appointed as Chief Financial Officer effective March 15, 2021.

For the biography of Eric D. Hobbs, Ph.D., see “Matters to Come Before the 2021 Annual Meeting—Proposal One—Election of Directors—Continuing Directors.”
Shaun M. Holt has served as our Chief Financial Officer since March 2016. Previously, Mr. Holt served as our Vice President, Head of Finance and Accounting from November 2015 to March 2016. Mr. Holt previously served in a variety of finance leadership roles at Illumina, Inc., a publicly traded life sciences analytics company, from July 2008 until November 2015, including Senior Director, Head of Finance, Global Business Units and Research and Development, Finance Director, Head of EMEA Finance & Accounting, and Head of Commercial Financial Planning and Analysis. Mr. Holt also previously served as Manager of Financial Planning and Analysis at Websense, Inc. from June 2005 until July 2008. Mr. Holt was a Senior Financial Analyst at Kyocera Communications, Inc. from 2004 to 2005, and Cost Accountant, Cost Analyst and Financial Analyst at Macromedia, Inc. from 2001 to 2004. Mr. Holt received his B.B.A. in Finance from California State University, Stanislaus.

Keith J. Breinlinger, Ph.D. has served as our Chief Technology Officer since March 2013. Previously, Dr. Breinlinger was a Product and System Architect at FormFactor from July 2005 until March 2013, and a Mechanical Architect at Teradyne from 1996 to 2005. From 1993 until 1995, Dr. Breinlinger was a Mechanical Designer at iRobot. Dr. Breinlinger received his B.S., M.S. and Ph.D. in Mechanical Engineering from the Massachusetts Institute of Technology.

Stuart L. Merkadeau has served as our General Counsel since June 2015. Mr. Merkadeau previously served as Senior Vice President, General Counsel and Corporate Secretary of FormFactor from October 2002 until May 2015, and as Vice President, Intellectual Property of FormFactor from July 2000 to September 2002. Prior to this, Mr. Merkadeau was a partner at Graham & James LLP, a private law firm, where he oversaw a variety of licensing, corporate, and litigation matters across a broad range of technologies. Mr. Merkadeau received his B.S. in Industrial Engineering from Northwestern University and his J.D. from the University of California, Los Angeles School of Law. He is admitted to practice law in California and is registered before the U.S. Patent and Trademark Office.

Matthew W. Rosinack has served as our Senior Vice President and Chief Accounting Officer since September 2020. Mr. Rosinack previously served as the Company’s Vice President, Finance and Accounting from February 2018 until September 2020, and as the Company’s Corporate Controller from March 2016 until February 2018. Prior to Berkeley Lights, from October 2012 to March 2016, Mr. Rosinack held roles of increasing responsibility at ZELTIQ Aesthetics, Inc., including as Vice President and Corporate Controller. Mr. Rosinack also held roles of increasing responsibility at FormFactor, Inc., from April 2011 to October 2012, including Corporate Controller and Director,

Corporate Accounting. In addition, Mr. Rosinack spent more than 14 years in public accounting practice with PricewaterhouseCoopers LLP. Mr. Rosinack received his B.A. in Accounting from Ohio Wesleyan University.

EXECUTIVE COMPENSATION
As an “emerging growth company” as defined in the JOBS Act, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the under the Securities Act of 1933, as amended, (the “Securities Act”), which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. The following Summary Compensation Table summarizes the total compensation of our named executive officers (“NEOs”) for all services rendered to the Company in all capacities for the fiscal years ending December 31, 2020 and 2019. As an “emerging growth company,” we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Our NEOs for the fiscal year 2020 were as follows:
•Eric D. Hobbs, Ph.D., our Chief Executive Officer;
•Keith Breinlinger, Ph.D., our Chief Technology Officer; and
•Matthew W. Rosinack, our Chief Accounting Officer.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Option Awards ($)(3)	Non-equity Incentive Plan Compensation ($)	Total ($)
Eric D. Hobbs, Ph.D.	2020	540,025	—	480,579	—	1,020,604
Chief Executive Officer	2019	513,750	—	6,934,085	—	7,447,835
Keith J. Breinlinger, Ph.D.	2020	395,904	—	238,151	—	634,055
Chief Technology Officer	2019	375,000	—	715,694	64,453	1,155,147
Matthew W. Rosinack	2020	286,952	24,400	1,113,374	—	1,424,726
Chief Accounting Officer
________________
(1) The 2020 amounts for Dr. Hobbs, Dr. Breinlinger and Mr. Rosinack reflect the increase in their annual base salaries to $530,450, $387,000 and $275,625 effective February 1, 2020, as well as the further increase in Mr. Rosinack's annual base salary to $295,000 effective September 1, 2020.
(2)The amount shown for Mr. Rosinack represents a discretionary bonus related to activities to support certain internal finance initiatives.
(3)For the option awards column, amounts shown represents the grant date fair value of stock awards and options granted during fiscal years 2019 and 2020 as calculated in accordance with ASC Topic 718. These amounts do not correspond to the actual value that may be recognized by the NEO upon exercise of the applicable awards or sale of the underlying shares of stock. For a discussion of valuation assumptions used to determine the grant date fair value of the stock options granted to our NEOs in fiscal year 2020, see Note 11 of Notes to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2020. The amount included for 2019 for Dr. Hobbs includes an option to purchase 1,000,000 shares for which vesting is earned based on achievement of certain performance goals established for fiscal years 2019 to 2022. The grant date fair value reported assume the probable outcome of the applicable performance-based vesting conditions. The grant date fair value of the performance-based shares subject to the option assuming the highest level of performance conditions will be achieved is $4,070,065.

Narrative to summary compensation table

2020 salaries

Our NEOs each receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

The Company increased the base salary of Dr. Hobbs and Mr. Rosinack effective as of February 1, 2019 to $515,000 and $262,500, respectively. For fiscal year 2020, the Company increased Dr. Hobbs, Dr. Breinlinger and Mr. Rosinack's base salary to $530,450, $387,000 and $275,625 on February 1, 2020, respectively. Mr. Rosinack's base salary was further increased to $295,000 on September 1, 2020 in conjunction with is promotion to Chief Accounting Officer.

Our board of directors and compensation committee may adjust base salaries from time to time in their discretion.

2020 bonuses

For service in fiscal year 2020, there were no formal bonus plans or arrangements applicable to Dr. Hobbs, Dr. Breinlinger and Mr. Rosinack. In the fiscal year 2020, Mr. Rosinack earned a bonus related to individual contributions to certain internal key initiatives that amounted to $24,400. Such bonus was discretionary based on senior management determination and was not part of any established bonus program.

Equity-based compensation

In February 2020, we granted each of Dr. Hobbs, Dr. Breinlinger and Mr. Rosinack an option to purchase 100,000, 50,000 and 18,000 shares of our common stock, respectively, each with an exercise price per share equal to the fair market value of our common stock on the date of grant. Each of the awards vests and becomes exercisable as to 1/48th of the shares on each monthly anniversary stated vesting start date, subject to the applicable holder’s continued service to the Company through the applicable vesting date. Furthermore, we issued Mr. Rosinack an option to purchase 30,000 shares of our common stock on September 20, 2020 with an exercise price per share equal to the fair market value of our common stock on the date of grant. Such award vests and becomes exercisable as to 1/48th of the shares on each monthly anniversary date of the grant date, subject to Mr. Rosinack's continued service to the Company through the applicable anniversary date.

We have adopted a 2020 Incentive Award Plan, referred to below as the 2020 Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our company and certain of its affiliates and to enable us to obtain and retain services of these individuals, which is essential to our long-term success. The 2020 Plan was effective on the day prior to our public trading date. For additional information about the 2020 Plan, please see the section titled “Equity compensation plans” below.
Other Elements of Compensation
Retirement savings and health and welfare benefits

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.

Perquisites and other personal benefits

We did not provide any perquisites to our NEOs in fiscal year 2020 and 2019 that were not provided to all employees generally, but our compensation committee may from time to time approve them in the future when our compensation committee determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees.
Employment Arrangements with Named Executive Officers
This section contains a description of the material terms of the employment arrangements with our NEOs.
Offer letters

Eric D. Hobbs, Ph.D.

In May 2013, we entered into an offer letter with Dr. Hobbs, under which he was entitled to an annual base salary of $200,000, eligibility to participate in our benefit plans and an option to purchase 75,000 shares of our common stock. For a description of the material terms of this stock option grant, see footnotes 1 and 2 to the outstanding equity awards at 2020 fiscal year end table.

Keith J. Breinlinger, Ph.D.

In February 2013, we entered into an offer letter with Dr. Breinlinger, under which he was entitled to an annual base salary of $200,000, eligibility to participate in our benefit plans and an option to purchase 90,000 shares of our common stock. For a description of the material terms of this stock option grant, see footnotes 1 and 2 to the outstanding equity awards at 2020 fiscal year end table.

Matthew W. Rosinack

In February 2016, we entered into an offer letter with Mr. Rosinack, under which he was entitled to an annual base salary of $220,000, eligibility to participate in our benefit plans, $10,000 in the form of a one-time sign-on bonus and an option to purchase 75,000 shares of our common stock. For a description of the material terms of this stock option grant, see footnotes 1 and 2 to the outstanding equity awards at 2020 fiscal year end table.

Severance agreements

In July 2020, in connection with our initial public offering, we approved the entry into new severance agreements with all of our named executive officers that supersedes and replaces the severance benefits they would otherwise be entitled to receive.

Under these severance agreements with each of our NEOs, if such NEO’s employment with us is terminated without “cause” or such NEO resigns for “good reason” (as each is defined in the severance agreement), the applicable NEO will be entitled to receive: (i) nine months of continued base salary (or 12 months for Dr. Hobbs) and (ii) payment or reimbursement of the cost of continued healthcare coverage for nine months (or 12 months for Dr. Hobbs). In lieu of the foregoing benefits, if each NEO’s employment with us is terminated without “cause” or such NEO resigns for “good reason” during the 45 day period prior to, or the 12-month period following a Change in Control (as defined in the 2020 Plan), he will be entitled to receive: (i) 12 months of continued base salary (or 18 months for Dr. Hobbs), (ii) payment or reimbursement of the cost of continued healthcare coverage for 12 months (or 18 months for Dr. Hobbs), (iii) an amount equal to 12 months of such NEO’s annual bonus for the year of termination assuming 100% of target performance (or 18 months for Dr. Hobbs) and (iv) full accelerated vesting of any of his unvested equity awards (except for any performance awards). Notwithstanding the foregoing, with respect to Dr. Hobbs’ performance-based stock option described above, all performance conditions subject to the option will be deemed satisfied at target in addition to the accelerated vesting described above, effective as of the date of the qualifying termination.
The foregoing severance benefits are subject to his delivery of an executed release of claims against us and continued compliance with his confidentiality agreement with us.

Outstanding Equity Awards as of December 31, 2020
The following table lists the outstanding equity awards held by our NEOs as of December 31, 2020:

			Option awards
Name	Vesting commencement date (1)(2)		Number of securities underlying unexercised options (#) exercisable	Numbers of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Eric D. Hobbs, Ph.D.	8/16/2016		1,302	—	—	0.64	10/13/2024
Chief Executive Officer	1/6/2015	(3)(4)	37,500	—	—	0.64	2/12/2025
	3/24/2016	(4)	60,000	—	—	2.26	3/23/2026
	4/14/2017		229,167	20,832	—	2.54	4/13/2027
	11/2/2017		385,422	114,577	—	2.10	11/1/2027
	2/7/2019	(4)	458,340	541,660	—	6.26	2/6/2029
	9/12/2019	(5)	—	—	750,000	8.90	9/11/2029
	2/6/2020	(4)	20,836	79,164	—	11.06	3/11/2030

Keith J. Breinlinger, Ph.D.	3/18/2013		45,000	—	—	0.12	6/16/2023
Chief Technology	2/14/2015	(3)(4)	50,000	—	—	0.12	2/26/2024
Officer	8/16/2016	(4)	50,000	—	—	0.64	10/13/2024
	1/16/2015		25,000	—	—	0.64	2/12/2025
	3/24/2016		37,500	—	—	2.26	3/23/2026
	2/2/2017	(4)	119,792	5,208	—	2.54	2/1/2027
	11/2/2017	(4)	115,626	34,374	—	2.10	11/1/2027
	2/7/2019	(4)	114,588	135,411	—	6.26	2/6/2029
	2/1/2020	(4)	10,420	39,580	—	11.06	3/3/2030

Matthew W. Rosinack	3/21/2016		41,041	—	—	2.50	5/31/2026
Chief Accounting	3/1/2017	(4)	9,376	624	—	2.54	4/4/2027
Officer	1/18/2018	(4)	11,097	10,153	—	2.24	1/17/2028
	2/7/2019	(4)	8,118	9,590	—	6.26	2/6/2029
	2/1/2020	(4)	3,750	14,250	—	11.06	3/10/2030
	9/20/2020	(4)	1,875	28,125	—	72.31	9/19/2030
________________
(1)Except as otherwise noted, options and stock awards vest as to 25% of the shares on the one year anniversary of the vesting commencement date and vest as to 1/48th of the shares monthly thereafter, such that all awards will be vested on the four year anniversary of the vesting commencement date, subject to the holder continuing to provide services to the Company through such vesting date.
(2)All of the stock options held by each of our NEOs are eligible to receive accelerated vesting, as described above under their severance agreements.
(3)The option is early exercisable in exchange for restricted shares subject to a right of repurchase in favor of the Company.

(4)1/48th of the shares vest on each monthly anniversary of the vesting commencement date, such that all awards will be vested on the four year anniversary of the vesting commencement date, subject to the holder continuing to provide services to the Company through such vesting date.
(5)The shares become eligible to vest based on achievement certain performance goals established for fiscal years 2019 to 2022, established and evaluated by our board of directors. Vesting of the applicable number of shares subject to the option will occur in substantially equal installments over a 12-month period upon achievement of the applicable performance goal, subject to Dr. Hobbs’ continued service through the applicable vesting date, and the shares subject to the option are either achieved or not achieved. As of December 31, 2020, one performance criteria had been met and 750,000 such options remained outstanding.
Limitation of Liability and Indemnification
Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted under Delaware law, which prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:
•any breach of the director’s duty of loyalty to us or our stockholders;
•acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions; or
•any transaction from which the director derived an improper personal benefit.

Our amended and restated certificate of incorporation and our amended and restated bylaws also provide that if Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our amended and restated certificate of incorporation and our amended and restated bylaws also provide that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. Our amended and restated bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether we would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware. We have obtained directors’ and officers’ liability insurance.

We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws.

These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by this person in any action or proceeding arising out of this person’s services as a director or executive officer or at our request. We believe that these provisions in our amended and restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

The above description of the indemnification provisions of our amended and restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is not complete and is qualified in its entirety by reference to these documents, each of which is filed as an exhibit to this registration statement to which this prospectus forms a part. The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.
Equity Compensation Plan Information
The following table provides information as of December 31, 2020 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Rights	Weighted Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column)
Equity compensation plans approved by security holders
2020 Incentive Award Plan (1)	1,119,000	$43.41	5,797,516
2011 Equity Incentive Plan (2)	8,620,303	$5.59	—
2020 Employee Stock Purchase Plan (3)	—	—	612,150
Equity compensation plans not approved by security holders	—	—	—
TOTAL	9,739,303	$9.94	6,409,666
________________
(1)Our board of directors adopted, and our stockholders approved, the 2020 Incentive Award Plan (the “2020 Plan”). The initial number of shares authorized and available for issuance in the connection with grant of future awards was 6,750,000. The number of shares remaining for issuance under the 2020 Plan includes awards granted and outstanding under the 2011 Plan that are forfeited or lapse unexercised after the effective date of the 2020 Plan. In addition, the 2020 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning in 2021 and ending in 2030 equal to the lesser of (A) four percent (4%) of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our board of directors; provided, however, that no more than 50,000,000 shares of stock may be issued upon the exercise of incentive stock options.
(2)Following the adoption of the 2020 Incentive Award Plan in July 2020, any awards outstanding under the 2011 Equity Incentive Plan continue to be governed by their existing terms but no further awards may be granted under the 2011 Incentive Award Plan.
(3)The maximum number of shares of our common stock which are authorized for sale under the ESPP is equal to the sum of (a) 612,150 shares of common stock and (b) an annual increase on the first day of each year beginning in 2021 and ending in 2030, equal to the lesser of (i) 1% of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (ii) such number of shares of common stock as determined by our board of directors; provided, however, no more than 10,000,000 shares of our common stock may be issued under the ESPP. The shares reserved for issuance under the ESPP may be authorized but unissued shares or reacquired shares. As of December 31, 2020 no shares had been issued under the ESPP.

STOCK OWNERSHIP
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 23, 2021 for:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•each named executive officer;
•each of our current directors; and
•all of our current directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Common stock subject to options or other rights to acquire common stock that are currently exercisable or exercisable within 60 days of March 23, 2021 are deemed to be outstanding and to be beneficially owned by the person holding such options or rights for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
The percentage of shares beneficially owned is computed on the basis of 66,278,213 shares of our common stock outstanding as of March 23, 2021. Shares of our common stock that a person has the right to acquire within 60 days of March 23, 2021 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise noted below, no selling stockholder has had any position, office or other material relationship with us or any of our predecessors or affiliates within the past three years. Unless otherwise indicated in the footnotes below, based on the information provided to us by or on behalf of the selling stockholders, no selling stockholder is a broker-dealer or an affiliate of a broker-dealer.
Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders.
Unless otherwise indicated, the address for each listed stockholder is: c/o Berkeley Lights, Inc., 5858 Horton Street, Suite 320, Emeryville, California 94608. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

	Shares Beneficially Owned
Name and address of beneficial owner	Number	Percent
Directors and Named Executive Officers:
Eric D. Hobbs, Ph.D. (1)	1,300,643	1.9%
Keith J. Breinlinger, Ph.D. (2)	656,149	1.0%
Matthew W. Rosinack (3)	83,779	*
Sarah Boyce (4)	90,000	*
Igor Khandros, Ph.D. (5)	9,711,628	14.7%
Michael Marks (6)	1,302,408	2.0%
Michael Moritz	—	*
Elizabeth Nelson (7)	157,500	*
James Rothman, Ph.D. (8)	195,720	*
Gregory T. Lucier (9)	48,768	*
All executive officers and directors as a group (12 persons)	13,938,830	20.3%

	Shares Beneficially Owned
Name and address of beneficial owner	Number	Percent
5% Stockholders:
Entities affiliated with Igor Khandros, Ph.D. (10)	9,711,628	14.7%
Entities affiliated with Sequoia Capital (11)	4,828,808	7.3%
________________
*Less than 1%.
(1)Consists of (i) 186,198 shares of common stock directly held by Dr. Hobbs and (ii) 1,114,455 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 23, 2021.

(2)Consists of (i) 34,536 shares of common stock directly held by Dr. Breinlinger and (ii) 621,613 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 23, 2021.

(3)Consists of (i) 17,586 shares of common stock directly held by Mr. Rosinack and (ii) 66,193 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 23, 2021.

(4)Consists of 90,000 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 23, 2021.

(5)Consists of 9,711,628 shares of common stock directly held by family trusts of which Dr. Khandros is a trustee.

(6)Consists of 1,302,408 shares of common stock directly held by Michael Marks and through various accounts over which Michael Marks exercises investment control.

(7)Consists of (i) 50,000 shares of common stock directly held by Ms. Nelson and (ii) 107,500 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 23, 2021.

(8)Consists of (i) 138,845 shares of common stock directly held by Dr. Rothman and (ii) 56,875 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 23, 2021.

(9)Consists of (i) 22,727 shares of common stock held directly by Mr. Lucier and (ii) 26,041 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 23, 2021.

(10) Consists of 9,711,628 shares of common stock directly held by family trusts of which Dr. Khandros is a trustee.

(11) Consists of (i) 1,448,640 shares of common stock directly held by SC U.S Venture XV Management, L.P, of which 1,196,143 shares of common stock are directly owned by Sequoia Capital U.S. Venture Fund XV, L.P., 18,107 shares are directly owned by Sequoia Capital U.S. Partners Fund XV, L.P., 50,413 shares of common stock are directly owned by Sequoia Capital U.S. Venture Partners Fund XV (Q), L.P. and 183,977 shares of common stock are directly owned by Sequoia Capital U.S. Venture Principals Fund, L.P. and (ii) 3,380,168 shares of common stock are directly held by SC U.S Growth VI Management, L.P., of which 3,327,874 shares of common stock are directly owned by Sequoia Capital U.S. Growth Fund VI, L.P. and 142,294 shares of common stock are directly owned by Sequoia Capital U.S. Growth Principals VI Fund, L.P. The general partner of Sequoia Capital U.S. Venture Fund XV, L.P., Sequoia Capital U.S. Partners Fund XV, L.P., Sequoia Capital U.S. Venture Partners Fund XV (Q), L.P. and Sequoia Capital U.S. Venture XV Principals Fund, L.P. is SC U.S. Venture XV Management, L.P. The general partner of Sequoia Capital U.S. Growth Fund VI, L.P. and Sequoia Capital U.S. Growth Principals Fund, L.P. is SC.U.S. Growth VI Management, L.P.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of each transaction since January 1, 2020 and each currently proposed transaction in which we have been, or are to be, a participant, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Advisory Agreement with James Rothman, Ph.D.
In April 2017, we entered into a strategic/scientific advisor consulting agreement with James E. Rothman, Ph.D., a member of our board of directors, pursuant to which Dr. Rothman agreed to provide us with consulting and advisory services relating to, among other things, our research and development activities and commercialization of our platform. In consideration of Dr. Rothman’s services, we agreed to pay Dr. Rothman $250,000 per year, reimburse his out of pocket expenses and grant him an option to purchase 250,000 shares of our common stock. The original term of the agreement was for a period of 36 months. In March 2020, we entered into an amendment to the agreement, pursuant to which we agreed to extend the term of the agreement for an additional 36 months (expiring on April 1, 2023), to pay Dr. Rothman $125,000 per year during the extended term, and to grant Dr. Rothman an option to purchase an additional 157,500 shares of our common stock.
Distribution Agreement with Nikon Corporation
In January 2018, we entered into a distribution agreement with Nikon Instech Co., Ltd. and Nikon Corporation, or Nikon, as our exclusive distributor of our products in Japan. Nikon is the holder of greater than 5% of our capital stock, and Makoto Shintani, who was a member of our board of directors from May 2018 until July 2020, was then a corporate vice president at Nikon. In March 2019, we entered into an amended and restated distribution agreement with Nikon, as our exclusive distributor of our products in Japan, Singapore, Thailand and South Korea and our non-exclusive distributor in China. As the exclusive distributor in Japan, Singapore, Thailand and South Korea, Nikon is required to purchase a minimum quantity of our products every six months throughout the term of the distribution agreement, which expires in March 2022. The revenue recognized by us under this distribution agreement during the year ended 2020 was $4,015,835. The accounts receivable under the distribution agreement at December 31, 2020 was $164,379.
Participation in Our Initial Public Offering
Gregory Lucier, a member of our board of directors, purchased 22,727 shares of our common stock for a purchase price of approximately $500,000 in our initial public offering at the public offering price and on the same terms as the other purchasers in our initial public offering.
Amended and Restated Investors’ Rights Agreement
We are party to an amended and restated investors’ rights agreement, or the Investors’ Rights Agreement, with certain holders of 5% or more of our capital stock and entities affiliated with certain of our directors, as well as certain of our directors and executive officers. The Investors’ Rights Agreement grants rights to certain holders, including certain registration rights with respect to the registrable securities held by them.
Stock Option Grants to Directors and Executive Officers
We have granted stock options to our directors and executive officers. For more information regarding the stock options and stock awards granted to our directors and NEOs in 2020 see the sections titled “Executive Compensation” and “Director Compensation.”
Limitation of Liability and Indemnification of Directors and Officers
Our amended and restated certificate of incorporation provides that no director would be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except as required by applicable law. For more information regarding the limitations of liability and indemnification see the section titled “Limitation of Liability and Indemnification.”
Related Party Transaction Policy
We have adopted a formal written policy that applies to our executive officers, directors, holders of more than five percent of any class of our voting securities and any member of the immediate family of, and any entity affiliated with, any of the foregoing persons. Such persons are not permitted to enter into a related-party transaction with us without the prior consent of our audit committee, or other independent members of our board of directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of their immediate family members or affiliates in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related-party’s interest in the transaction.
All of the transactions described in this section occurred prior to the adoption of this policy.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are subject to the “safe harbor” created by those sections and that represent the Company’s current expectations and beliefs. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and include, but are not limited to, statements of management’s expectations regarding the Company’s future compensation decisions, organization and performance. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology. The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. The Company’s performance and the forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the Company with the Securities and Exchange Commission. The forward-looking statements set forth the Company’s beliefs as of the date that such information was first provided, and the Company assumes no duty to update the forward-looking statements contained in this proxy statement to reflect any change except as required by law.
OTHER MATTERS
Delinquent Section 16(A) Reports
Section 16(a) of the Exchange Act requires our directors and officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors and officers and holders of 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of our records and representations made by our directors, officers and beneficial owner of more than ten percent of our common stock, regarding their filing obligations, all Section 16(a) filing requirements were satisfied with respect to the fiscal year ended December 31, 2020, other than Form 4 filings on December 18, 2020 for Lip-Bu Tan, WIIG Communications Management LLC (and entities managed thereby), Walden Riverwood GP, LLC (and entities managed thereby), WRV GP II, LLC (and entities managed thereby), Igor Khandros, Ph.D. and Michael Marks, with respect to their sales of shares of our common stock upon the closing of our underwritten secondary public offering on December 10, 2020.
Fiscal Year 2020 Annual Report and SEC Filings
Our financial statements for our fiscal year ended December 31, 2020 are included in our Annual Report on Form 10-K filed with the SEC on March 12, 2021 (File No. 001-39388). This proxy statement and our Annual Report are posted on the Company’s website at https://investors.berkeleylights.com/ in the “Financial Information” section of the Investors webpage and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Berkeley Lights, Inc., Attn: Secretary, 5858 Horton Street, Suite 320, Emeryville, California 94608.
Company Website
We maintain a website at www.berkeleylights.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.
PROPOSALS OF STOCKHOLDERS FOR 2022 ANNUAL MEETING
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by November 26, 2021, to our the attention of our Secretary at Berkeley Lights, Inc., 5858 Horton Street, Suite 320, Emeryville, CA 94608; provided that if the date of the annual meeting is more than 30 days from May 14, 2022, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. Pursuant to the bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must do so between January 14, 2022 and February 13, 2022; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after May 14, 2021, you must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
Nomination of Director Candidates
You may propose director candidates for consideration by our nominating and corporate governance committee by providing the information required by our amended and restated bylaws. Any such recommendations should include, among other things outlined in our amended and restated bylaws, the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above.
In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above.
Availability of Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
Our board of directors does not know of any matter to be brought before the 2021 Annual Meeting other than the matters set forth in the Notice of 2021 Annual Meeting of Stockholders and matters incident to the conduct of the 2021 Annual Meeting. If any other matter should properly come before the 2021 Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. It is important that your shares of common stock be represented at the 2021 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone, by using the Internet or by mail at your earliest convenience, as instructed on the Notice of Internet Availability of Proxy Materials.
By order of the Board of Directors,
Eric Hobbs, Ph.D.
Chief Executive Officer and Director
March 31, 2021

BERKELEY LIGHTS, INC.
5858 HORTON ST., SUITE 320
EMERYVILLE, CA 94608

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 13, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BLI2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box below marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 13, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D43775-P55147

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

BERKELEY LIGHTS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of two Class I Directors to hold office for a three year term expiring at the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Gregory Lucier
02) Elizabeth Nelson

The Board of Directors recommends you vote FOR the following proposal:

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form of Proxy are available at www.proxyvote.com.

D43776-P55147

BERKELEY LIGHTS, INC.
Annual Meeting of Stockholders
May 14, 2021 8:45 AM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Matthew W. Rosinack and Stuart L. Merkadeau, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BERKELEY LIGHTS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:45 AM, PDT on May 14, 2021, live via the Internet at www.virtualshareholdermeeting.com/BLI2021, and any adjournment or postponement thereof. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side